                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Theragenics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            THERAGENICS CORPORATION
                          5203 BRISTOL INDUSTRIAL WAY
                             BUFORD, GEORGIA 30518
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     You are cordially invited to attend the Annual Meeting of Stockholders of Theragenics Corporation (the "Company") to be held at 10:00 A.M., New York time, on Friday, May 19, 2000, at the Loews New York Hotel, 569 Lexington Avenue, New York, New York, 10022, for the following purposes:

        1. To elect one director;

        2. To consider and vote on the adoption of the Theragenics Corporation 2000 Stock Incentive Plan; and

        3. To consider and vote on a proposal to ratify the appointment of Grant Thornton LLP as independent public accountants.

     The Board of Directors has fixed the close of business on March 22, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

                                           Sincerely,

                                           /s/ BRUCE W. SMITH

                                           Bruce W. Smith,
                                           Secretary

Buford, Georgia
March 31, 2000

                             YOUR VOTE IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO ATTEND THE MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

     A TICKET MUST BE PRESENTED IN ORDER TO GAIN ADMISSION TO THE ANNUAL MEETING OF STOCKHOLDERS. IF YOU ARE PLANNING ON ATTENDING THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED ADMISSION TICKET REQUEST FORM IN ORDER TO RECEIVE YOUR ADMISSION TICKET. YOU WILL NOT BE MAILED AN ADMISSION TICKET. YOUR TICKET WILL BE AVAILABLE AT THE REGISTRATION TABLE ON MAY 19, 2000.

                            THERAGENICS CORPORATION
                          5203 BRISTOL INDUSTRIAL WAY
                             BUFORD, GEORGIA 30518
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Theragenics Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, May 19, 2000, at the Loews New York Hotel, 569 Lexington Avenue, New York, New York, 10022, at 10:00 A.M., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Board of Directors has fixed the close of business on March 22, 2000, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the forthcoming Annual Meeting of Stockholders or any adjournment thereof. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by attending and voting at the meeting, by giving a later proxy or by written notice to the Secretary of the Company received at the Company's offices at 5203 Bristol Industrial Way, Buford, Georgia, 30518, prior to the date of the Annual Meeting.

     When proxies are returned properly executed, the shares represented thereby will be voted as directed in the executed proxy. If the proxy is signed and returned but no choice is specified therein, it will be voted FOR the election of the nominee named therein and FOR each of the listed proposals.

     You will need a ticket to attend the Annual Meeting of Stockholders. If your shares are registered in your name and not in the name of a bank, broker or other third party, you may request an admission ticket by completing and returning the enclosed Admission Ticket Request Form. You will not be mailed an admission ticket. Your ticket will be available at the registration table on May 19, 2000.

     If your shares are not registered in your own name, please advise the bank, broker or other institution that holds your shares that you plan to attend the Annual Meeting of Stockholders. That firm must provide you with documentation showing that you owned your shares of the Company as of the record date March 22, 2000. This documentation may be either a copy of an account statement that shows you owned the shares on the record date or a letter from the firm that confirms you owned the shares on that date. Please include that documentation when you return the enclosed Admission Ticket Request Form to the Company in order to receive an admission ticket.

     The expenses for soliciting proxies for the forthcoming Annual Meeting of Stockholders are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services. The Company has retained Beacon Hill Partners, Inc. to aid in the solicitation of proxies from its stockholders. The fees of Beacon Hill Partners, Inc. to be paid by the Company are estimated to be approximately $2,500, plus reimbursement of out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable expenses incurred in forwarding soliciting material to beneficial owners. It is anticipated that this Proxy Statement and enclosed Proxy will first be mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about March 31, 2000.

                VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

     As of March 22, 2000, there were 29,524,692 shares of Common Stock, par value $.01 per share ("Common Stock") outstanding and entitled to vote at the Annual Meeting.

     The holders of Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. Holders of Common Stock do not have cumulative voting rights. Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted in determining the numbers of shares voted for or against any nominee for director or any proposal.

     The following table sets forth the ownership of the Company's Common Stock as of March 22, 2000, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each executive officer and director and by all executive officers and directors as a group:

                                                               AMOUNT AND
                                                               NATURE OF          PERCENTAGE OF
                                                               BENEFICIAL          COMMON STOCK
NAME OF BENEFICIAL OWNER                                      OWNERSHIP(1)        OUTSTANDING(2)
------------------------                                      ------------        --------------
Otis W. Brawley, M.D........................................     112,000(3)               *
Orwin L. Carter, Ph.D.......................................      82,500(4)               *
Patrick L. Flinn............................................      10,333(5)               *
John V. Herndon.............................................      33,000(6)               *
M. Christine Jacobs.........................................     508,556(7)             1.7%
Peter A.A. Saunders.........................................     104,000(8)               *
Bruce W. Smith..............................................     188,300(9)               *
All Directors and Officers as a Group (seven persons).......   1,038,689(10)            3.4%

---------------

  *  Less than 1%
 (1) Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or her, unless otherwise noted.
 (2) The percentage of shares of Common Stock is calculated assuming that the beneficial owner has exercised any conversion rights, options or other rights to subscribe held by such beneficial owner that are currently exercisable or exercisable within 60 days and that no other conversion rights, options or other rights to subscribe have been exercised by anyone else.
 (3) Includes 112,000 shares purchasable by Dr. Brawley within 60 days upon exercise of options.
 (4) Includes 48,000 shares purchasable by Dr. Carter within 60 days upon exercise of options.
 (5) Includes 9,333 shares purchasable by Mr. Flinn within 60 days upon exercise of options.
 (6) Includes 31,000 shares purchasable by Mr. Herndon within 60 days upon exercise of options.
 (7) Includes 464,000 shares purchasable by Ms. Jacobs within 60 days upon exercise of options.
 (8) Includes 64,000 shares purchasable by Mr. Saunders within 60 days upon exercise of options.
 (9) Includes 48,000 shares purchasable by Mr. Smith within 60 days upon exercise of options.
(10) Includes 776,333 shares purchasable by all executive officers and directors as a group within 60 days upon exercise of options.

                              PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTOR

     The Board of Directors of the Company is divided into three classes (Class I, Class II and Class III) with three directors in Class I, one director in Class II and two directors in Class III. One class of directors is elected each year for a three-year term. One director, representing the Class II Directors, is to be elected at the Annual Meeting. This Class II Director will serve until the Annual Meeting of Stockholders in 2003 or until his successor shall have been elected and qualified. The current Board of Directors has selected, and will cause to be nominated at the meeting, Otis W. Brawley, M.D. who upon election will comprise the Class II Directors of the Board of Directors.

     Charles R. Klimkowski retired from the Board of Directors on February 4, 2000. Mr. Klimkowski was a Class II director. The Nominating Committee intends to actively search for an individual to fill this vacancy.

     Provided that a quorum of stockholders is present at the meeting in person or by proxy, a director will be elected by a plurality of the votes cast at the meeting. Abstentions and "broker non-votes" will have no effect on the election of the director. The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the above-named nominee unless instructed otherwise on the proxy card. If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management has no reason to believe that a substitute nominee will be required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROPOSAL.

     The directors and director nominee have supplied the Company with the following information concerning their age, principal employment, other directorships and positions with the Company:

          DIRECTOR/NOMINEE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----------------                  ------------------------------------------
CLASS I DIRECTORS
Patrick L. Flinn                       Since 1996, Mr. Flinn has been a private investor and
Director since 1998                    consultant to various businesses and non-profit
Age: 58                                organizations. From July 1991 to January 1996, Mr.
                                       Flinn was Chairman, President and Chief Executive
                                       Officer of Bank South Corporation. Mr. Flinn is also
                                       a director of IRT Property Company, a real estate
                                       investment trust that is an owner, operator and
                                       redeveloper of neighborhood and community shopping
                                       centers.

John V. Herndon                        Mr. Herndon joined the Company in April 1987, as
Director since 1987                    Executive Vice President and in July 1989, was
Age: 59                                appointed President, Chief Executive Officer and
                                       Chairman of the Board of Directors of the Company.
                                       In August 1993, Mr. Herndon relinquished his role
                                       as Chief Executive Officer while retaining his
                                       position as Chairman of the Board of Directors of
                                       the Company. Mr. Herndon stepped down as Chairman
                                       of the Board in December 1994, and currently serves
                                       as a Director and Advisor-to-the-President.

          DIRECTOR/NOMINEE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
          ----------------                  ------------------------------------------
Peter A.A. Saunders,                   From 1988 to 1997, Mr. Saunders was Owner/Chairman of
F.R.S.A. (Fellow of                    PASS Consultants, a marketing and business
Royal Society of Arts)                 consultancy company based in the United Kingdom. From
Director since 1989                    1992 to 1994 he served as managing director of United
Age: 58                                Artists Communications (London-U.K.)Ltd. and from
                                       1975 to 1988 Mr. Saunders held various executive and
                                       directorship positions with Allders Department Stores
                                       in the U.K. From 1993 to 1998, Mr. Saunders was a
                                       non-executive director of Mayday University Hospital,
                                       a 700-bed hospital in London. Mr. Saunders presently
                                       serves as a director of ProxyMed, Inc., a Florida
                                       based provider of healthcare information services.
CLASS II DIRECTOR NOMINEE

Otis W. Brawley, M.D.                  Since 1988, Dr. Brawley has been a Medical Oncologist
Director since 1995                    with the National Cancer Institute. Dr. Brawley is a
Age: 40                                Tenured Research Officer. He has designed a number of
                                       clinical trials and is especially interested in
                                       cancer prevention and cancer epidemiology. He has
                                       authored or co-authored more than 50 publications.
                                       Dr. Brawley also reviews for several prestigious
                                       publications.
CLASS III DIRECTORS

Orwin L. Carter, Ph.D.                 Prior to his retirement in 1999, Dr. Carter served as
Director since 1991                    Vice President of Finance and Administration for
Age: 57                                Hamline University. Dr. Carter was employed by
                                       Hamline from 1996 to 1999. From March 1995 to August
                                       1997, Dr. Carter served as a consultant with INCSTAR
                                       Corporation, a manufacturer of in vitro diagnostic
                                       test kits and an affiliate of Sorin Biomedica. From
                                       1989 to September 1994, Dr. Carter served INCSTAR in
                                       various capacities including Chairman, Chief
                                       Executive Officer and President. Dr. Carter also
                                       currently serves on the Board of Directors of
                                       Lifecore Biomedical, Inc., a manufacturer and
                                       marketer of medical and surgical devices.

M. Christine Jacobs                    Since 1992, Ms. Jacobs has been President and Chief
Director since 1992                    Operating Officer of the Company, and in August 1993,
Age: 49                                Ms. Jacobs was promoted to the position of Chief
                                       Executive Officer while retaining the position of
                                       President. In 1997 Ms. Jacobs was elected Co-Chairman
                                       and in 1998 she was elected Chairman. Ms. Jacobs is
                                       also a director of McKesson HBOC, a healthcare
                                       services company that provides pharmaceutical supply
                                       management and information technology to the
                                       healthcare industry.

     The Board of Directors held four meetings during 1999. All members participated in all meetings.

     The Board of Directors has established four standing committees and has assigned certain responsibilities to each of those committees.

     The Audit Committee met three times during 1999. The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the activities of the Company's accounting staff. The Audit Committee also recommends to the Board the appointment of the Company's independent certified public accountants and reviews and approves the Company's annual financial statements together with other financial reports and related matters. The Audit Committee is composed of Dr. Carter, Mr. Flinn and Mr. Saunders, each of whom attended all meetings.

     The Compensation Committee met five times during 1999. The Compensation Committee makes recommendations concerning remuneration of the Company's Chief Executive Officer. The Compensation Committee is composed of Dr. Brawley and Mr. Flinn, each of whom attended all meetings.

     The Nominating Committee met twice during 1999. The Nominating Committee evaluates and makes recommendations as to individuals believed to be best qualified and willing to fill vacancies on the Board of Directors. The Nominating Committee is composed of Ms. Jacobs and Mr. Herndon, each of whom attended all meetings.

     The Stock Option Committee met twice during 1999. The Stock Option Committee administers the Company's stock option plans and determines the conditions and amounts of options granted under these plans. The Stock Option Committee is composed of Dr. Brawley, Dr. Carter, Mr. Flinn and Mr. Saunders, who are all non-employee directors of the Company, and all of whom attended all meetings.

     Directors who are not officers of the Company receive $2,500 per quarter, and $1,000 for attending each Board meeting and $500 for attending each Committee meeting. In addition to cash compensation, each director who is not an officer of the Company will be granted upon his or her election or reelection to a three-year term as a director, an option to purchase 48,000 shares (which has been adjusted to account for a 2-for-1 stock split implemented through a stock dividend as of April 15, 1998) of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of election or reelection. Each option shall vest as to 16,000 shares at the end of each year of service in the director's three-year term.

                               EXECUTIVE OFFICERS

     The executive officers of the Company and their age, position with the Company and business experience for the past five years are set forth in the table below.

              EXECUTIVE OFFICER                        OFFICE AND OTHER INFORMATION
              -----------------                        ----------------------------
M. Christine Jacobs                            President and Chief Executive Officer since
Age: 49                                        1993. See information above under Class III
                                               Directors.

Bruce W. Smith                                 Mr. Smith has served as Executive
Age: 47                                        Vice-President of the Company since 1998. Mr.
                                               Smith joined the Company in 1987, and has
                                               served as the Company's Chief Financial
                                               Officer, Secretary and Treasurer since 1989.
                                               Mr. Smith serves as a director of the Georgia
                                               Biomedical Partnership, a 501(c)(3)
                                               organization.

                         REMUNERATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid by the Company for services rendered during the years indicated to each of the Company's executive officers whose total salary and bonus exceeded $100,000 during fiscal 1999. Numbers of underlying securities have been adjusted to account for a 2-for-1 stock split implemented through a stock dividend as of April 15, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                                  ANNUAL COMPENSATION     SECURITIES          ALL
                NAME AND                          --------------------    UNDERLYING         OTHER
           PRINCIPAL POSITION              YEAR   SALARY(1)    BONUS       OPTIONS      COMPENSATION(2)
           ------------------              ----   ---------   --------   ------------   ---------------
M. Christine Jacobs......................  1999   $311,646    $181,470     180,000          $75,660
  President & Chief                        1998   $218,852    $289,800          --          $   783
  Executive Officer(3)                     1997   $209,449    $294,000          --          $   322

Bruce W. Smith...........................  1999   $168,034    $ 25,000      50,000          $ 9,521
  Secretary, Treasurer                     1998   $145,655    $     --          --          $   592
  Chief Financial                          1997   $105,445    $ 20,000     100,000          $   455
  Officer & Executive
  Vice-President(4)

---------------

(1) Includes amounts deferred under the 401(k) feature of the Company's Employee Savings Plan.
(2) For Ms. Jacobs, 1999 amount includes $40,000 of perquisites and $35,000 payable for use in producing retirement income. For Mr. Smith, 1999 amount includes $7,594 in automobile allowances. Amounts for 1998 and 1997 represent premiums on a term life insurance policy for both Ms. Jacobs and Mr. Smith.
(3) The Company has an agreement with Ms. Jacobs, dated August 1, 1996, which provides for her employment for the period commencing August 1, 1996 through July 31, 1999, subject to automatic renewal each August 1, so that the then current term will be three years. This agreement provides for an annual base salary of at least $200,000, subject to review at least annually for possible increases, (the current rate of Ms. Jacob's annual base salary is $300,000) plus an annual bonus determined under a bonus plan established by the Compensation Committee of the Board of Directors. The amount of the bonus will be determined by the Compensation Committee. The agreement also provides for benefits, including supplemental disability coverage. In addition, in the event of termination, the agreement provides a severance package equal to two years' salary payable in six consecutive monthly installments, full vesting of stock options and other related benefits. The agreement provides that if any of the change in control payments or benefits are parachute payments subject to excise tax, the Company will pay an additional amount to Ms. Jacobs to put her in the same after-tax position as if no excise tax had been incurred. The agreement contains a provision which is intended to restrict Ms. Jacobs from soliciting the Company's customers to a competing business or soliciting the Company's employees. These provisions apply during the term of the agreement and for two years after termination.
(4) The Company has an agreement with Mr. Smith, dated January 1, 1999, and amended June 29, 1999, which provides for his employment for the period commencing January 1, 1999 through January 1, 2004, subject to automatic renewal January 1, 2003, and each January 1, thereafter for an additional year, so that the term as of the each renewal date will be for two years. This agreement provides for an annual base salary of at least $150,000, subject to review at least annually for possible increases, and discretionary annual bonuses up to 20% of base salary. In addition, in the event of termination, the agreement provides a severance package of up to two years' salary. The agreement contains a provision, which is intended to restrict Mr. Smith from competing with the Company by performing similar services for a competitor, soliciting customers to a competing business or soliciting the Company's employees. These provisions apply during the term of the agreement and for two years after termination.

     Options. The following table sets forth certain information concerning grants of stock options made during fiscal 1999 to Ms. Jacobs and Mr. Smith.

                          OPTION GRANTS IN FISCAL 1999

                                                                                 POTENTIAL
                                                                               REALIZED VALUE
                                               % OF                          AT ASSUMED ANNUAL
                            NUMBER OF         TOTAL                         RATE OF STOCK PRICE
                            SECURITIES      GRANTED TO                          APPRECIATION
                            UNDERLYING      EMPLOYEES        BASE             FOR OPTION TERM
                             OPTIONS        IN FISCAL        PRICE       --------------------------
NAME                         GRANTED           YEAR         ($/SH)         5%($)           10%($)
----                        ----------      ----------      -------      ----------      ----------
M. Christine Jacobs.......   180,000            43%         $9.6875      $1,096,650      $2,779,092
Bruce W. Smith............    50,000            12%         $8.8750      $  279,070      $  707,225

     The following table sets forth information concerning options exercised during 1999 and the value of unexercised options as of December 31, 1999, held by Ms. Jacobs and Mr. Smith. No stock appreciation rights have ever been issued by the Company.

                        OPTION EXERCISES IN FISCAL 1999
                    AND FISCAL YEAR-END OPTION VALUES TABLE

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            SHARES                                 OPTIONS ON             IN-THE-MONEY OPTIONS ON
                           ACQUIRED                             DECEMBER 31, 1999            DECEMBER 31, 1999
NAME                      ON EXERCISE   VALUE REALIZED(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
----                      -----------   -----------------   -------------------------   ----------------------------
M. Christine Jacobs.....    10,000           $38,750             464,000/180,000                $1,773,000/$0
Bruce W. Smith..........    16,000           $71,000              48,000/118,000           $   51,000/$60,375

---------------

(1) An individual, upon exercise of an option, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the increase in the price of Company Common Stock from the option grant date to the option exercise date. No cash is realized until the shares received upon exercise of an option are sold.
(2) Based on $9.0625 per share, the December 31, 1999, closing price as quoted on the New York Stock Exchange.

     Board Compensation Committee Report on Executive Compensation. The Compensation Committee sets only the compensation of the Chief Executive Officer. Compensation of other executive officers is set by the Chief Executive Officer based on a structure similar to that established by the Compensation Committee for compensation of the Chief Executive Officer, except that stock options are awarded by the Stock Option Committee of the Board of Directors. The Compensation Committee has a policy that a significant portion of the Chief Executive Officer's pay should be related to the performance of the Company and the Chief Executive Officer's contribution to that performance. In determining the amount and type of compensation, the Committee's goal is to provide a package that is competitive with the marketplace while placing a substantial portion of the Chief Executive Officer's compensation "at risk" by tying it to both short-term and long-term measures of the Company's performance.

     In determining the Chief Executive Officer's performance bonus for 1999 the compensation committee reviewed the accomplishments of Ms. Jacobs and the Company for the year. These accomplishments included the following: the execution of agreements with the U.S. Department of Energy (DOE) and related entities that grants the Company access to unique DOE technology for the production of isotopes; the commencement of construction of new facilities in Oak Ridge, Tennessee that will enable the Company to utilize the DOE technology; the launching of a formal research and development initiative to expand the application of Pd-103 and TheraSeed(R) to other oncological and non-oncological uses, and explore options for using the Company's expertise and capabilities in other areas; the management of the Sales and Marketing Agreement with Indigo Medical, Inc. during a period in which the transition of sales responsibility for TheraSeed(R) to Indigo was substantially completed; the recovery of revenues during the second half of 2000, a portion of which was due to the assistance and support Ms. Jacobs provided to Indigo during the transitional period; and the efforts of Ms. Jacobs in supporting the threatened reduction of Medicare reimbursement for brachytherapy. The compensation committee believes that these and other accomplishments should have a direct impact on the long-term success of the Company. Accordingly, the compensation committee awarded Ms. Jacobs a discretionary performance bonus of $60,000 for the year ended December 31, 1999. In addition, Ms. Jacobs also received a bonus of $121,470 that was calculated pursuant to a preestablished formula based solely on the financial results of the Company for fiscal 1999. The committee believes these bonuses are commensurate with the contribution of the Chief Executive Officer to the aforementioned accomplishments, and the impact these accomplishments should have on the long-term success of the Company.

     It is also the Committee's responsibility to address issues raised by
Section 162(m) of the Internal Revenue Code. The revisions to this section made certain non-performance-based compensation in excess of $1,000,000 to executives of public companies nondeductible to the companies beginning in 1994. The Committee has reviewed these issues and has determined that no portion of compensation payable to any executive officer for 1999 is nondeductible.

     Submitted by the Members of the Compensation Committee:

                                  Otis W. Brawley, M.D.
                                  Patrick L. Flinn

     The Stock Option Committee of the Board of Directors administers the Company's stock option plans and determines the terms of options granted under these plans. These plans form the basis of the Company's long-term incentive compensation plan. The Stock Option Committee believes that placing a portion of executives' compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholder's, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. In determining the number and terms of options to grant an executive, the Stock Option Committee primarily considers the executive's past performance as an indicator of future performance and the degree to which an incentive for long-term performance would benefit the Company. Based on these factors, in relatively equal proportions, the Stock Option Committee awarded 180,000 options to Ms. Jacobs during fiscal 1999. No stock options were awarded to Ms. Jacobs in fiscal 1997 or 1998. Mr. Smith was awarded 50,000 options in 1999 and 100,000 options in 1997. No stock options were awarded to Mr. Smith in 1998.

     Submitted by Members of the Stock Option Committee:

                                  Otis W. Brawley, M.D.
                                  Orwin L. Carter, Ph.D.
                                  Patrick L. Flinn
                                  Peter A.A. Saunders

                            STOCK PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock to the performance of the New York Stock Exchange Composite Index and the S&P SmallCap 600 group of companies, Medical Products and Supplies sector, of which the Company is a part. The graph assumes that $100 was invested on December 31, 1994, in the Company's Common Stock and each of the indices and that all dividends were reinvested.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS

                                                 THERAGENICS CORPORATION      NYSE COMPOSITE INDEX          S&P SMALLCAP 600,
                                                 -----------------------      --------------------        MEDICAL PRODUCTS AND
                                                                                                           SUPPLIES SECTOR (1)
                                                                                                          --------------------
1994                                                       100                         100                         100
1995                                                       500                         136                         148
1996                                                       942                         164                         142
1997                                                     1,516                         218                         158
1998                                                     1,416                         262                         145
1999                                                       763                         287                         140

---------------

(1) Based on information for a self-constructed peer group of the S&P SmallCap 600 group of companies, Medical Products and Supplies sector, as published by Standard and Poor's, which includes the following companies, but from which the Company has been excluded:

    ADAC Laboratories, Inc., Conmed Corporation, Cooper Companies, Inc., Datascope Corporation, Diagnostic Products Corporation, Hologic, Inc., Invacare Corporation, Laser Vision Centers, Inc., Mentor Corporation, Osteotech, Inc., ResMed, Inc., Respironics, Inc., Sola International, Inc., Spacelabs Medical, Inc., Summit Technology, Inc., Sunrise Medical, Inc., Syncor International Corporation, Varian Medical Systems, Inc., Vital Signs, Inc., and Wesley Jessen Visioncare, Inc.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Dr. Brawley and Mr. Flinn, non-executive directors of the Company. Ms. Jacobs serves on the Compensation Committee of McKesson HBOC. No other executive officer of the Company serves or served on the Compensation Committee of another entity. No executive officer of the Company serves or served as a director of another entity who has or had an executive officer serving on the Board of Directors of the Company.

                              PROPOSAL NUMBER TWO

       ADOPTION OF THE THERAGENICS CORPORATION 2000 STOCK INCENTIVE PLAN

     Introduction. On February 10, 2000, the Board of Directors approved the Theragenics Corporation 2000 Stock Incentive Plan (the "Plan"). The Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, directors, officers and consultants of the Company. The purpose of the Plan is to: (i) provide incentives to stimulate individual efforts toward the Company's long-term growth and profitability; (ii) encourage stock ownership by officers, key employees, directors and consultants by enabling them to acquire a proprietary interest in the Company in the form of shares of Common Stock or to receive compensation based on appreciation in the value of the Common Stock; and (iii) provide a means of obtaining, rewarding, and retaining key personnel. The Company has reserved 1,000,000 shares of Common Stock for issuance pursuant to awards that may be made under the Plan. No awards have yet been granted under the Plan. Any awards granted pursuant to the Plan will be contingent upon the final approval of the Plan by the shareholders of the Company.

     The following description of the Plan is qualified in its entirety by reference to the applicable provisions of the Plan. A copy of the Plan is available from the Company upon request.

     Terms of the Plan. The nature, terms, and conditions of awards under the Plan will be determined by the Stock Option Committee of the Board of Directors (the "Committee"). The members of the Committee are selected by the Board of Directors. The current members of the Committee are Mr. Patrick L. Flinn, Mr. Peter A.A. Saunders, and Drs. Orwin L. Carter and Otis W. Brawley.

     The Plan permits the Committee to make awards of Common Stock, incentive or nonqualified stock options, stock appreciation rights ("SARs"), dividend equivalent rights, performance unit awards and phantom shares (collectively, "Stock Incentives") with the following terms and conditions:

     Terms and Conditions of all Stock Incentives. The number of shares of Common Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion. To the extent required under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder relating to compensation to be treated as qualified performance-based compensation, the maximum number of shares of Common Stock with respect to which options or SARs may be granted during any one-year period to any employee may not exceed 1,000,000. Each Stock Incentive will either be evidenced by a Stock Incentive Agreement or Stock Incentive Program, in each case containing such terms, conditions and restrictions as the Committee may deem appropriate. Although the Committee may permit otherwise, Stock Incentives are generally not transferable or assignable except by will or by the laws of descent and distribution and are exercisable only by the recipient during his or her lifetime or by the recipient's legal representative in the event of the recipient's death or disability.

     Stock Awards. The number of shares of Common Stock subject to a Stock Award and the restrictions or conditions on such shares, if any, will be determined by the Committee. The Committee may require a cash payment from the recipient in an amount no greater than the aggregate Fair Market Value (as defined in the Plan) of the shares of Common Stock awarded, as determined at the date of grant.

     Options.  Options may be either incentive stock options as described in
Section 422 of the Code or nonqualified stock options. The exercise price of each option will be determined by the Committee and set forth in a Stock Incentive Agreement, provided that the exercise price of an incentive stock option may not be less than the Fair Market Value of the Common Stock on the date the option is granted. With respect to incentive stock options granted to beneficial owners of over 10% of the outstanding Common Stock ("10% Owners"), the exercise price may not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted. The exercise price of any option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of, or in exchange for, the grant of a new option having an exercise price below that of the option which was surrendered or exchanged. Incentive stock options granted to 10% Owners will expire five years after the date of grant, while all other incentive stock options will expire ten years after the date of grant. The exercise price of each stock option granted may be paid in cash or, if the Participant's agreement so provides, in shares previously owned by the Participant, by any combination of shares and cash, or by means of a "cashless exercise" through a broker. The term or exercise period of a nonqualified stock option will be as set forth in the applicable nonqualified stock option agreement. The term or exercise period of an incentive stock option, or any portion thereof, will expire no later than three months after the date the employee's employment is terminated, except that in the case of the recipient's death or disability, such period will be extended to one-year. An incentive stock option agreement may, however, provide that the exercise period will continue after the expiration of the three-month period, in the case of termination of employment, or one-year period, in the case of death or disability, in which case if the option is exercised in such extended period, it will be a nonqualified stock option.

     Stock Appreciation Rights. SARs entitle the recipient to receive the excess of: (i) the Fair Market Value of a specified or determinable number of shares of Common Stock at the time of payment or exercise over (ii) a specified or determinable price that, in the case of a SAR granted in connection with an option, may not be less than the exercise price for the number of shares subject to that option. Upon settlement of a SAR, the Company must pay to the recipient the appreciation in the form of cash or shares of Common Stock (valued at Fair Market Value on the date of payment or exercise) in accordance with the terms of the applicable Stock Incentive Agreement or, in the absence of such provision, in such form as the Committee may determine. Each SAR will be exercisable or payable at such time(s), or upon the occurrence of such event(s), and in such amount(s) as the Committee specifies in the applicable Stock Incentive Agreement. The Committee may, however, accelerate the time(s) at which the SAR may be exercised or paid in whole or in part at any time prior to the complete termination of the SAR.

     Dividend Equivalent Rights. A dividend equivalent right entitles the recipient to receive payments from the Company in an amount determined by reference to cash dividends paid on a specified number of shares of Common Stock. The Committee may impose such restrictions and conditions on any dividend equivalent right as the Committee in its discretion shall determine. The Company may pay holders of dividend equivalent rights in the form of cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with specific payment provisions to be determined by the Committee.

     Performance Unit Awards. A performance unit award entitles the recipient to receive, at a specified future date, an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee will determine the face value of each unit, the number of units subject to the award, the performance factors applicable to the determination of the ultimate payment value of the award and the period over which the Company's performance will be measured. The Company may pay the holders of performance unit awards in the form of cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with specific payment provisions to be determined by the Committee.

     Phantom Shares. Phantom shares will entitle the recipient to receive, at a specified future date, an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Common Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors that will govern the amounts to be paid, including, in the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. The Company may pay the holders of phantom shares in the form of cash or shares of Common Stock (valued at Fair Market Value on the date of payment), with specific payment provisions to be determined by the Committee.

     Termination and Amendment of the Plan. The Board of Directors may amend or terminate the Plan without stockholder approval at any time; provided, however, that the Board may condition any amendment on the approval of the stockholders if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of a holder under the terms of that Stock Incentive.

     Changes in Capitalization. The Plan provides for an adjustment of the number of shares of Common Stock reserved and subject to awards issued pursuant to the Plan and of the exercise price of options granted under the Plan in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company. In the event of a merger, consolidation or other reorganization of the Company or a tender offer for its shares of Common Stock, the Committee may take such action as it deems necessary or appropriate to reflect the effect of the applicable transaction, including but not limited to:
(i) the substitution, adjustment or acceleration of awards; (ii) the removal of restrictions on awards; or (iii) the termination of outstanding awards in exchange for the cash value of the vested portion of the award.

     Federal Income Tax Consequences. The following discussion outlines generally the federal income tax consequences of the receipt of options under the Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan. If the recipient is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), special rules may apply to determine the federal income tax consequences of certain option exercises. Participants in the Plan should consult their own tax advisors as to the specific tax consequences applicable to them and to the tax consequences applicable to other types of Stock Incentives that may be awarded under the Plan.

     Incentive Stock Options. The recipient of an incentive stock option is not subject to any federal income tax upon the grant of such an option pursuant to the Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, a recipient will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Common Stock to the recipient. However, the excess of the Fair Market Value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the recipient for the year in which the option is exercised. Thus, certain recipients may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules under the Code.

     If the shares of Common Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the recipient generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the Fair Market Value of the shares transferred upon exercise over the exercise price for such shares. The balance, if any, of the recipient's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the recipient, provided the Company satisfies applicable federal income tax withholding requirements.

     If the shares of Common Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

     Nonqualified Options. A recipient will not recognize income upon the grant of a nonqualified option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the Fair Market Value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period for which shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the Fair Market Value of such shares when the nonqualified option was exercised. Special rules apply to a participant who exercises a nonqualified option by paying the exercise price in whole or in part by a transfer of shares of Common Stock to the Company.

     The foregoing is a summary discussion of certain federal income tax consequences to recipients of options under the Code and should not be construed as legal, tax or investment advice. ALL PARTICIPANTS IN THE PLAN SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

     Vote Required and Recommendation of the Board. The Plan is being submitted for stockholder approval in order to obtain the benefits provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and by
Section 422 of the Code. Rule 16b-3 exempts officers and directors engaging in certain stock transactions from short-swing trading liability under Section 16(b) of the 1934 Act. Section 422 of the Code requires stockholder approval in order for options under the Plan to be treated as incentive stock options.

     The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the adoption of the Plan, assuming the presence of a quorum. The Plan provides that if it has not been approved by the shareholders within 12 months of its adoption by the Board of Directors, it will terminate and all options previously granted thereunder will be void and may not be exercised.

     RECOGNIZING THE SIGNIFICANT CONTRIBUTIONS OF THE COMPANY'S EMPLOYEES TO DATE AND THE NEED TO MOTIVATE, COMPENSATE AND ASSURE THEIR RETENTION, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE PLAN.

                             PROPOSAL NUMBER THREE
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Stockholders will be asked to vote for a proposal to ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2000. Grant Thornton LLP has been the independent public accountants for the Company since fiscal year 1989. If the stockholders, by affirmative vote of the holders of a majority of the votes cast, do not ratify this appointment, the Board of Directors will reconsider its action and select other independent public accountants without further stockholder action. Abstentions and broker non-votes will have no effect on Proposal Three.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, officers, directors, and beneficial owners of more than ten percent of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission reporting their beneficial ownership of the Common Stock at the time they become subject to the reporting requirements and changes in beneficial ownership occurring thereafter. Based on a review of the reports submitted to the Company and written representations from persons known to the Company to be subject to these reporting requirements, the Company believes that its executive officers and directors complied with the Section 16(a) requirements during fiscal 1999.

                             STOCKHOLDERS PROPOSALS

     Stockholders of Theragenics may submit proposals for inclusion in the proxy materials. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 2001 proxy material, a stockholder's proposal must be received not later than December 1, 2000, at Theragenics Corporation offices, 5203 Bristol Industrial Way, Buford, Georgia 30518, ATTN: Secretary.

     In addition, Theragenics' By-Laws provide that in order for business to be brought before the Annual Meeting, a stockholder must deliver or mail written notice to the principal executive offices of the Company, which written notice is received not less than 60 days nor more than 90 days prior to the date of the meeting. The notice must state the stockholder's name, address, number and class of shares of Theragenics stock held, and briefly describe the business to be brought before the meeting, the reasons for conducting such business at the Annual Meeting, and any material interest of the stockholder in the proposal.

     The By-Laws also provide that if a stockholder intends to nominate a candidate for election as a Director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company. The notice must be received not less than 60 days nor more than 90 days before the date of the meeting of stockholders. The notice must set forth the name and address of, and the number of shares owned by, the stockholder (and that of any other stockholder known to be supporting said nominee). The notice must also set forth the name of the nominee for election as a Director, the age of the nominee, the nominee's business address and experience during the past five years, the number of shares of stock of the Company beneficially held by the nominee, and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a Director of Theragenics if elected.

                                 MISCELLANEOUS

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO ANY RECORD OR BENEFICIAL OWNER OF ITS COMMON STOCK AS OF MARCH 22, 2000, WHO REQUESTS A COPY OF SUCH REPORT. ANY REQUEST FOR THE 10-K REPORT SHOULD BE IN WRITING ADDRESSED TO: RON WARREN, DIRECTOR OF INVESTOR RELATIONS, THERAGENICS CORPORATION, 5203 BRISTOL INDUSTRIAL WAY, BUFORD, GEORGIA 30518. IF THE PERSON REQUESTING THE REPORT WAS NOT A SHAREHOLDER OF RECORD ON MARCH 22, 2000, THE REQUEST MUST INCLUDE A REPRESENTATION THAT SUCH PERSON WAS A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON THAT DATE. COPIES OF ANY EXHIBITS TO THE FORM 10-K WILL BE FURNISHED ON REQUEST AND UPON PAYMENT OF THE COMPANY'S EXPENSES IN FURNISHING SUCH EXHIBITS.

                                 OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxy discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of the Company.

Buford, Georgia
March 31, 2000

                            ADMISSION TICKET REQUEST

                            THERAGENICS CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
              10:00 A.M., NEW YORK CITY TIME, FRIDAY, MAY 19, 2000

     You will need a ticket to attend the Annual Meeting of Stockholders. If your shares are registered in your name and not in the name of a bank, broker or other third party, you may request an admission ticket by completing and returning the Admission Ticket Request Form printed below. You will not be mailed an admission ticket. Your ticket will be available at the registration table on May 19, 2000.

     If your shares are not registered in your own name, please advise the bank, broker or other institution that holds your shares that you plan to attend the Annual Meeting of Stockholders. That firm must provide you with documentation showing that you owned your shares of the Company as of the record date March 22, 2000. This documentation may be either a copy of an account statement that shows you owned the shares on the record date or a letter from the firm that confirms you owned the shares on that date. Please include that documentation when you return this Admission Ticket Request form to the Company in order to receive an admission ticket.

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                            ADMISSION TICKET REQUEST

                            THERAGENICS CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
              10:00 A.M., NEW YORK CITY TIME, FRIDAY, MAY 19, 2000

     If you plan to attend the 2000 Annual Meeting of Stockholders, which will be held at the Loews New York Hotel, 569 Lexington Avenue, New York, NY 10022, you may request an admission ticket for yourself by completing and returning this form. Admission tickets will be available at the registration table on May 19, 2000.

Shareholder Name:______________________________________________________________

            Additional Admission Tickets requested for the following
                           additional family members:

_______________________________________________________________________________

Number of shares owned:

Address:_______________________________________________________________________

City: ___________________State: ________ Zip Code: ____________

PROXY
                            THERAGENICS CORPORATION
                          5203 BRISTOL INDUSTRIAL WAY
                             BUFORD, GEORGIA 30518
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MAY 19, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Ms. M. Christine Jacobs and Mr. Bruce W. Smith, or either of them (the "Proxies"), as the undersigned's proxy or proxies, each with the power to appoint her/his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Theragenics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 19, 2000, or any adjournment thereof.

   A TICKET MUST BE PRESENTED IN ORDER TO GAIN ADMISSION TO THE ANNUAL MEETING OF STOCKHOLDERS. IF YOU ARE PLANNING ON ATTENDING THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED ADMISSION TICKET REQUEST FORM IN ORDER TO RECEIVE YOUR ADMISSION TICKET. YOU WILL NOT BE MAILED AN ADMISSION TICKET. YOUR TICKET WILL BE AVAILABLE AT THE REGISTRATION TABLE ON MAY 19, 2000.

           PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE -- [X]

1. ELECTION OF DIRECTOR
[ ] FOR the nominee listed below                              [ ] WITHHOLD AUTHORITY to vote for the nominee listed below
                                              Nominee: Otis W. Brawley, M.D.
2. PROPOSAL TO ADOPT THE THERAGENICS CORPORATION 2000 STOCK INCENTIVE PLAN
                [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN
3. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE
   COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.
                [ ] FOR                        [ ] AGAINST                        [ ] ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

4. IN THEIR DISCRETION, THE PROXIES, OR EITHER OF THEM, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of Otis W. Brawley, M.D., for election as a director and FOR Proposals 2 and 3.

                                                  Date
                                                  ------------------------------

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Please sign exactly as your
                                                  name or names appear at left.
                                                  When shares are held by joint
                                                  tenants, both should sign. If
                                                  signing in any fiduciary or
                                                  representative capacity, give
                                                  full title as such.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.